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                                                                  EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated November 9, 2000, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-40586, 33-43702, 33-47298, 33-73800,
333-9705 and 333-37927).


GOLDSTEIN GOLUB KESSLER LLP
New York, New York

December 14, 2000

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